EXHIBIT 10.15

                           ASTRATA GROUP INCORPORATED

                          CO-PLACEMENT AGENTS AGREEMENT

                              Dated: March 2, 2005

Westminster Securities Corporation
100 Wall Street
New York, NY  10007

Rodman & Renshaw, LLC
330 Madison Avenue, 27th Floor
New York, NY  10017

Ladies and Gentlemen:

         The undersigned, Astrata Group Incorporated, a Nevada corporation (the "Company"), proposes to issue and sell a minimum of $5,000,000 of investment units ("Units") (the "Minimum Offering") and a maximum of $10,000,000 of Units (the "Maximum Offering"). The terms and conditions of the sale, issuance, and rights held by the securities underlying these Units will be as set forth in certain subscription agreements and related documents, which shall be prepared by the Company and subject to the approval of the Co-Placement Agents (together, with all exhibits and supplements thereto, the "Investment Documents"). The Units, the common stock underlying the Units ("Shares"), the warrants underlying the Units ("Warrants"), the common stock underlying the Warrants ("Warrant Shares"), and the Placement Agent Warrants (as hereinafter defined) are referred to collectively herein as the "Equity".

         The offering of Units in the Company (the "Offering") will be conducted on a "best efforts, all or none" basis with respect to the Minimum Offering and on a "best efforts" basis with respect to the remainder of the Maximum Offering in excess of the Minimum Offering. Fractional Units may be sold at the mutual consent of the Co-Placement Agents. As used herein, including with respect to the representations and warranties contained herein, unless the context otherwise requires, the term "Company" shall include the Company together with all of its direct and indirect wholly owned subsidiaries, and all representations and warranties of the Company herein shall also be deemed made on behalf of and with respect to each such subsidiary of the Company. This Co-Placement Agent Agreement ("Agreement") is to confirm the arrangements with you (the "Co-Placement Agents"), with respect to the sale of the Units by the Co-Placement Agents as exclusive co-agents for the Company in the Offering.

         The Offering will not be registered with the Securities and Exchange Commission ("SEC") nor with any state securities authority, but rather will be offered as a private placement pursuant to an exemption from registration under Regulation D ("Regulation D") promulgated under Section 4(2) and Rule 506 of the Securities Act of 1933, as amended ("Securities Act"), and available state securities law exemptions. The Units are to be sold in the Offering only to "accredited investors", as that term is defined in Regulation D, pursuant to the Investment Documents.

         SECTION 1. DESCRIPTION OF COMMON STOCK. The Equity shall conform in all respects to descriptions thereof contained in the Investment Documents.

         SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents, warrants and covenants with the Co-Placement Agents as follows:

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         (a) The Investment Documents,  copies of which will be delivered to the
Co-Placement Agents, will be carefully prepared to disclose all information concerning the Company which would be material to an investment decision by a reasonable investor. The date on which the Offering is authorized by the Company to commence is the date of the Investment Documents and is herein called the "Commencement Date." The time and date of each issuance of Units hereunder is herein called the "Issuance Date" or the "Closing."

         (b) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the state of its incorporation, having corporate power and authority to own its properties and conduct its business and is duly qualified and in good standing in each foreign jurisdiction where the conduct of its business so requires such qualification. No direct or indirect rights to acquire Common Stock exist, except as have been previously disclosed to the public or as disclosed in the Investment Documents.

         (c) The unaudited financial statements of the Company for the nine months ended November 30, 2004 and the audited financial statements of the Company for two years ended February 28, 2004, included in the Investment Documents (collectively, the "Financial Statements"), fairly present the information purported to be shown therein of the Company, at the respective dates to which they apply; and such Financial Statements have been prepared in conformity with GAAP consistently applied throughout the periods involved and are in accordance in all material respects with the books and records of the Company.

         (d) The assets of the Company, as shown in the Financial Statements, are owned by the Company with good title, free and clear of all liens, encumbrances and equities of record or otherwise, except (i) those specifically referred to in the Investment Documents, (ii) those which do not materially adversely affect the use or value of such assets, (iii) the lien of current taxes not now due or which are being contested in good faith and for which adequate reserves have been set aside and (iv) those disclosed in the Financial Statements. The Company has the full right, power and authority to maintain and operate its business and properties as the same are now operated or proposed to be operated and is complying with all laws, ordinances and regulations applicable thereto, except where the failure to so comply would not have a material adverse effect on the Company.

         (e) There are no actions, suits or proceedings at law or in equity pending, or to the Company's knowledge threatened, against the Company before or by any federal or state commission, regulatory body, administrative agency or other governmental body wherein, either in any case or in the aggregate, an unfavorable ruling, decision or finding would materially adversely affect the business, franchise, licenses, permits, operations or financial condition of the Company which are not disclosed in the Investment Documents.

         (f) The execution and delivery by the Company of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement and the Investment Documents by the Company will not conflict with, result in a breach of, or constitute a material default under, the Certificate or Articles of Incorporation or the bylaws of the Company, in each case as amended, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party or by which it or any of its assets or properties is bound, or any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its business or properties, to the extent that such conflict, breach or default might have a material adverse effect on the Company, and its subsidiaries as a whole, or their respective businesses, properties or financial condition on a consolidated basis.

         (g) Except as set forth in the Investment Documents, all material licenses, permits, approval, leases, contracts and agreements referred to in the Investment Documents (including the Financial Statements), along with all other material licenses, permits, approvals, leases, governmental authorizations or contracts to which the Company is a party, have been obtained and are valid and in full force and effect and neither the Company nor, to the knowledge of the Company, any other party is in default thereunder, and to the knowledge of the Company, no event has occurred which with the passage of time or the giving of notice, or both, would

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constitute a default  thereunder.  There are no proceedings  pending,  or to the knowledge of the Company threatened, seeking to cancel, terminate or limit such licenses, approvals or permits.

         (h) Except as described in the Investment Documents, the Company has timely filed all federal, state and local tax returns required to be filed, including without limitation, all sales tax returns, or has obtained extensions thereof and has paid, or is contesting in good faith, all taxes shown on such returns.

         (i) The Company shall use the net proceeds from the sale of the Units hereunder to repay the $1,500,000 bridge loan made on or about February 17, 2005, and the balance for business expansion and working capital purposes primarily. The Company may use not more than ten (10) percent of gross proceeds for the satisfaction of the Company's debt (other than payment of the bridge loan and trade payables in the ordinary course of the Company's business and prior practices, with respect to which such limit shall not apply). The Company will not use any proceeds from the sale of the Units to redeem any Common Stock or securities convertible or exercisable into Common Stock to settle any litigation outstanding as of any Closing.

         (j) The Investment Documents shall set forth a true and complete list of all material patents, trademarks, trade names, copyright registrations and applications therefor now or heretofore used or presently proposed to be used in the conduct of the business of the Company. Except as set forth in the Investment Documents: (i) the Company owns or possesses adequate licenses or other valid rights to use all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, trade secrets, copyright registrations, know-how and other proprietary information (collectively, "Rights") necessary to the conduct of the business of the Company as presently being conducted; (ii) the validity of such Rights and the title thereto of the Company has not been questioned in any litigation to which the Company is or has been a party, nor, to the best knowledge of the Company, is any such litigation threatened, other than as set forth in the Investment Documents; (iii) to the best knowledge of the Company, the conduct of the business of the Company as now conducted does not and will not conflict with Rights of others in any way which has or might reasonably be deemed to have a material adverse effect on the Company; and (iv) no proceedings are pending against the Company nor, to the best knowledge of the Company, are any proceedings threatened against the Company, alleging any violation of Rights of any third person. The Company does not know of (X) any use that has heretofore been or is now being made of any Rights owned by the Company, except by the Company or by a person duly licensed by it to use the same under an agreement described in the Investment Documents or (Y) any material infringement of any Right owned by or licensed by or to the Company. To the best knowledge of the Company, all Rights heretofore owned or held by any agent, independent contractor, employee or officer of the Company or any subsidiary thereof and used in the business of the Company in any manner have been duly and effectively transferred to the Company. The consummation of the transactions contemplated by this Agreement will not alter or impair the rights and interests of the Company in any of the items referred to in this paragraph or disclosed in the Investment Documents as it relates to intangible property rights.

         (k)  All of the  representations,  agreements  and  warranties  in this
Section 2 shall survive delivery of and payment for all or any part of the Units for three years from and after such delivery and payment.

         (l) The Company has no subsidiaries other than those disclosed in the Investment Documents.

         (m) All of the Company's filings with the SEC were true and correct in all material respects upon the dates of filing thereof

         SECTION 3.  ISSUANCE, SALE AND DELIVERY OF THE UNITS.

         (a) The Company hereby agrees to sell the Units directly through the Co-Placement Agents on a "best efforts all-or-none" basis with respect to the Minimum Offering, and thereafter on a "best efforts" basis with respect to the remaining Units up to the Maximum Offering. The Offering will commence on the date of the Investment Documents. Pending the closing of the sale of the Minimum Offering, the proceeds of the Offering will be deposited in escrow in a non-interest bearing account at Bryan Cave LLP ("Escrow Agent").

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Unless the Minimum  Offering of Units is sold,  the Offering will  terminate and all funds theretofore received from the sale of the Units will be promptly returned to the subscribers without deduction therefrom or interest thereon. During the period of escrow, subscribers will not be entitled to a return of their subscriptions, except as required by law. If the Minimum Offering is completed, the remaining Units up to the amount of the Maximum Offering will be offered on a "best efforts" basis until the first to occur of (i) the completion of the Maximum Offering (unless increased by mutual agreement of the Company and the Co-Placement Agents), (ii) April 15, 2005 or (iii) the termination of the Offering by mutual agreement of the Co-Placement Agents and the Company ("Final Closing").

         (b) All checks or wire transfers for the purchase of Units shall be deposited with the Escrow Agent in accordance with the terms of an escrow agreement to be executed among the Company, the Co-Placement Agents, and the Escrow Agent. Upon receipt thereof or on such scheduled Issuance Date as the Company and the Co-Placement Agents may mutually agree after the Escrow Agent shall receive subscriptions for the Minimum Offering, the Company shall issue the Units and, simultaneously with the delivery of the Units, the Company, or its counsel, shall deliver to each of the Co-Placement Agents' counsel such opinions, documents and certificates as are provided for herein. No funds shall be disbursed from escrow in connection with any Closing without the written consent of both the Company and both of the Co-Placement Agents. Notwithstanding anything contained herein to the contrary, each of the Company and the Co-Placement Agents, in their respective sole discretion, shall have the right to return any amount to any potential investor together with the appropriate cancellation of any signed subscription agreements prior to consummation of such potential investors' purchase of Units. The Company may withdraw its offer to sell the Units at any time prior to acceptance of a subscription. No purchase will be effective unless and until accepted by the Company and included in a Closing.

         (c) The parties hereto represent that at each Issuance Date, the representations and warranties herein contained, and the statements contained in all certificates theretofore or simultaneously delivered by any party to another pursuant to this Agreement, shall be true and correct.

         SECTION 4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Co-Placement Agents that:

         (a) On the Commencement Date, and on each Issuance Date, the Investment Documents (as amended or as supplemented, if the same shall have been amended or supplemented) will not (i) contain an untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) contain any material, non-public information required to be disclosed to the general public in order to comply with Regulation FD promulgated under the Securities Exchange Act of 1934, as amended, unless all recipients of the Investment Documents execute a confidentiality agreement in form and substance acceptable to the Company and the Co-Placement Agents, prior to receipt of the Investment Documents.

         (b) The Company will prepare, promptly upon the reasonable request of the Co-Placement Agents, such amendments or supplements to the Investment Documents, in such form as in the opinion of counsel to the Co-Placement Agents may be reasonably necessary or advisable in connection with the Offering. In addition, if at any time prior to the last date on which Units shall be issued,
(i) an event relating to or affecting the Company shall have occurred which, in the judgment of the Company or in the opinion of counsel for either of the Co-Placement Agents, would cause the Investment Documents as then in effect to include an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) it is otherwise necessary to amend or supplement the Investment Documents, the Company shall promptly notify each Co-Placement Agent of the occurrence and shall promptly prepare and deliver to each Co-Placement
Agent, without charge, sufficient copies of an amended or supplemented Investment Documents, and shall use its reasonable best efforts to cause the appropriate state securities

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authorities  to take any required  action with regard to any amendment as may be necessary to permit the lawful use of the Investment Documents in connection with the Offering.

         (c) The Company's counsel shall prepare and file any necessary filings, in the reasonable opinion of Company's counsel or counsel for either of the Co-Placement Agents, under the state securities, or so-called "blue sky" laws and regulations (the "Blue Sky Laws") and the Company shall pay the filing fees and all other expenses in connection with any such qualification in such jurisdictions as the Co-Placement Agents shall collectively designate, and to continue such qualification in effect so long as required for the purposes of the Offering; PROVIDED, HOWEVER, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Units. The Company will provide copies to each of the Co-Placement Agents of all documents, exhibits and information filed in connection with the qualification of the Units for sale under the Blue Sky Laws.

         (d) The Company, at its own expense, will give and continue to give such financial statements and other information to and as may be required by the proper public bodies of the jurisdictions in which the Offering may be qualified.

         (e) The Company will pay all cash and security-based compensation and expenses due to the Co-Placement Agents in the manner set forth in the engagement letter dated March 2, 2005, between the Company and the Co-Placement Agents ("Engagement Letter"). For clarification with respect to Section 4a of the Engagement Letter, the Co-Placement Agents (or its assignees) will receive warrants ("Placement Agent Warrants") to purchase eight (8%) of the total common stock issued and issuable from the financing (including common stock underlying warrants and convertible securities), exercisable at the lower of the price for each Share or the exercise price of the Warrants. The Placement Agent Warrants shall be exercisable at any time from the Issuance Date through the last expiration date of any of the Warrants. The Placement Agent Warrants and the Shares and Warrants issuable upon conversion of the Placement Agent Warrants shall have registration, anti-dilution and other rights identical to the Warrants and Shares included in or issuable upon sale of the Units. In the event that any payment due to the Co-Placement Agents hereunder shall not be made when due, interest shall accrue on the unpaid balance of such overdue payments at the rate of twelve percent (12%) per annum until paid.

         (f)  [Reserved.]

         (g) The Company shall not release any Offering documents or the Investment Documents unless they are reasonably and mutually acceptable to the Co-Placement Agents and their counsel.

         (h) Except as described in the Investment Documents, all material licenses, permits, approvals or governmental authorization necessary to permit the Company to conduct its business will be valid on each Issuance Date, the Company shall in all material respects be compliant therewith and there shall be no proceedings pending, or to the knowledge of the Company threatened, seeking to cancel, terminate, suspend or limit any such licenses, permits, approvals or governmental authorization.

         (i) At each Issuance Date, the Company shall not have failed to qualify to do business as a foreign corporation in any jurisdiction where required, except where failure so to qualify would not have a material adverse effect on the Company or where any qualification is required solely as a result of conducting business over the Internet.

         (j) At the Commencement Date and at each Issuance Date, the Company will be validly existing as a corporation in good standing under the laws of the state of its incorporation, having corporate power and authority to own its properties and conduct its business, and will have a capitalization as described in the Investment Documents. Prior to the first Issuance Date, the Company shall have outstanding and of record not more than 14.0 million fully diluted shares of Common Stock, which includes options and warrants to

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purchase not more than 2.4 million  shares of Common Stock and not more than 0.4 million shares Common Stock which underlie the Convertible Debt. Following the date of publication of the Investment Documents and prior to the final Issuance Date, the only additional securities issued in addition to those described in the previous sentence shall be the Equity.

         (k) At each Closing, (i) the Equity will conform, in all material respects, to all statements with regard thereto contained in the Investment Documents, (ii) the Equity shall have been duly and validly authorized by proper corporate authority, (iii) each portion of the Equity, when issued, exercised and/or paid for (as applicable), or otherwise earned, each in accordance with its terms, will be validly issued, fully paid and nonassessable and (iv) all shares of Common Stock that comprise the Equity shall have been duly and validly reserved for issuance. The Company shall ensure that all exercises properly requested shall be effected promptly by the Company.

         SECTION 5.  INDEMNIFICATION.

         (a) The Company hereby agrees to indemnify and hold harmless each of the Co-Placement Agents, their respective directors, officers, agents, employees, members, affiliates, counsel and each other person or entity who controls each of the Co-Placement Agents within the meaning of Section 15 of the Securities Act (collectively, the "Agent Indemnified Parties") from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which they or any of them may become subject under the Securities Act or any other statute or at common law, and to reimburse such Agent Indemnified Parties for any reasonable legal or other expense (including the cost of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, liabilities and litigation arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact required to be stated in the Investment Documents or necessary to make the statements therein not misleading, or omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading (including, but not limited to, any documents deemed to be incorporated into the Investment Documents by reference), (ii) any breach by the Company of any representation, warranty or covenant contained herein, (iii) any matter otherwise relating to, arising out of or in connection with the Offering or (iv) Co-Placement Agents' service as Co-Placement Agents hereunder; PROVIDED, HOWEVER, that the indemnity provisions contained in this subsection (a) shall not apply to (x) amounts paid in settlement of any such litigation if such settlement is effected without the consent of the Company (which shall not be unreasonably withheld, delayed or denied), or (y) as to the particular Co-Placement Agent or any of its Agent Indemnified Parties in respect of any such losses, claims, damages, liabilities or actions (A) arising out of, or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by such Co-Placement Agent or such Agent Indemnified Parties specifically for use in connection with the preparation of the Investment Documents or any amendment thereof or supplement thereto or (B) arising from the willful misconduct or gross negligence of such Co-Placement Agent or any of its Agent Indemnified Party.

The Company will reimburse all Agent Indemnified Parties for all reasonable expenses (including, but not limited to, reasonable fees and disbursements of counsel for the Agent Indemnified Parties) incurred by any such Agent Indemnified Parties in connection with investigating, preparing and defending any such action or claim, whether or not in connection with pending or threatened litigation in connection with the transaction to which an Agent Indemnified Party is a party, as such expenses are incurred or paid. Each of the Co-Placement Agents agrees, within ten (10) business days of receipt, to notify the Company in writing (although notice from either Co-Placement Agent shall be deemed to be notice from both) of the receipt of written notice of the commencement of any action against it, the other Co-Placement Agent , or against any other Agent Indemnified Parties, in respect of which indemnity may be sought from the Company on account of the indemnity provisions contained in this subsection (a), but the failure to timely give such notice shall not act to eliminate the Company's obligations hereunder except to the extent the Company can demonstrate actual

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prejudice therefrom.  In case any such action shall be brought against either of the Co-Placement Agents or any other Agent Indemnified Parties, the Company shall be entitled to participate in (and, to the extent that it shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel reasonably satisfactory to each of the Co-Placement Agents or such other Agent Indemnified Parties.

         (b) The indemnity provision set forth herein, and the representations and warranties of the Company set forth in this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of either of the Co-Placement Agents or by or on behalf of any of the Agent Indemnified Parties, subject to the limitations contained herein, and shall survive the delivery of the Units, and any successor of either or both of the Co-Placement Agents or any other Agent Indemnified Parties shall be entitled to the benefit of the respective indemnity provisions.

         (c) In order to provide for just and equitable contribution in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then and in each such case, the Company and each of the Co-Placement Agents shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion so that both of the Co-Placement Agents is responsible for an aggregate of eight percent (8.0%) of the gross proceeds received by the Company on account of the sale of Units (being the Co-Placement Agents' cash commission), and the Company is responsible for the remaining portion; provided however, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Promptly after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party in writing of the commencement thereof, but the omission to so notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party and such party so notifies a Contributing Party or his or its representative of the commencement thereof within the aforesaid period, the Contributing Party will be entitled to participate therein, with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such Contributing Party. The contribution provisions contained in this Section 5 are in addition to any other rights or remedies which the Company and each of the Co-Placement Agents may have hereunder or otherwise.

         Notwithstanding anything to the contrary contained herein or in the Letter Agreement among the parties hereto and of even date herewith, if there is a conflict in the scope of the indemnification provisions of this Section 5 and the indemnification provisions of Schedule A of such Letter Agreement, the broader indemnification provisions shall be applicable; PROVIDED, HOWEVER, that the parties do not intend, by this paragraph, to increase the scope or breadth of the indemnification provided by either such provision, but, rather, to provide for an interpretive provision in the event of an inconsistency in the manner in which an indemnification claim will be prosecuted or determined.

         SECTION 6. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective as of the date hereof.

         SECTION 7. CONDITIONS OF THE CO-PLACEMENT AGENTS' OBLIGATIONS. Each of the Co-Placement Agents' obligations to act as the co-agent of the Company hereunder, and their respective obligation to use their respective best efforts to find purchasers for the Units, shall be subject to the satisfactory completion of their respective due diligence examination and the accuracy, as of each Issuance Date, of the representations and warranties on the part of the Company herein contained, to the performance by the Company of all its agreements herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

         (a) Neither of the Co-Placement Agents shall have disclosed in writing to the Company that the Investment Documents or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel to the Co-Placement Agents, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (b) Between the date hereof and each Issuance Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or other cause, of such character as shall, in the sole discretion of each of the Co-Placement Agents, materially adversely affect its business or property.

         (c) Between the date hereof and each Issuance Date, there shall be no litigation instituted, or to the knowledge of the Company threatened, against the Company and there shall be no proceeding instituted or threatened against the Company or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, licenses, permits, operations, prospects, financial condition or income of the Company.

         (d) During the period subsequent to the Commencement Date and prior to each Issuance Date, the Company (i) shall have conducted its business in the usual and ordinary manner as the same was being conducted on the Commencement Date and (ii) the Company shall not have suffered or experienced any materially adverse change in its financial condition or prospects.

         (e) The authorization of the Units, the Placement Agent Warrants, the Equity, the Investment Documents, and all corporate proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all material respects to counsel to each of the Co-Placement Agents.

         (f) The Company shall have furnished to each of the Co-Placement Agents a reasonably acceptable opinion of its counsel dated as of each Issuance Date in the form attached hereto as Exhibit A.

         (g) The Company shall have furnished to each of the Co-Placement Agents a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company dated as of each Issuance Date in the form attached hereto as Exhibit B.

         All the opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel to each of the Co-Placement Agents, whose approval shall not be unreasonably withheld.

         SECTION 8.  TERMINATION.

         (a) This Agreement may be terminated by either of the Co-Placement Agents for their own part by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by such Co-Placement Agent in writing. Termination by one Co-Placement Agent shall not be deemed termination by both.

         (b) This Agreement may be terminated by either of the Co-Placement Agents for their own part by notice to the Company at any time if, in the sole judgment of such Co-Placement Agent, the Offering or the sale or the payment for or the delivery of the Units is rendered impracticable or inadvisable because
(i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally, or minimum or maximum prices shall have been generally established, or trading in securities generally on the Over-The-Counter Bulletin Board shall have been suspended or a general banking moratorium shall have been established by federal or New York State authorities, (ii) a war, major hostilities, terrorist or similar activity, act of God or other calamity shall have occurred which materially adversely affects the ability of such Co-Placement Agent to perform its respective obligations hereunder, (iii) of a material adverse change in the condition (financial or otherwise) of the Company, its business or business prospects or (iv) such Co-Placement Agent, in its respective sole discretion, shall be dissatisfied with the results of its due diligence investigations. Termination by one Co-Placement Agent shall not be deemed termination by both.

         (c) Any termination of this Agreement pursuant to this section shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party hereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Section 4(e) through the date of termination, and the Company shall be obligated to pay all losses, claims, damages or liabilities, joint or several, payable by the Company under Section 5(a).

         SECTION 9. FINDERS. The Company and the Co-Placement Agents mutually represent that, other than (i) The Watley Group LLC, with whom the Company has a separate consulting agreement, and (ii) Consulting For Strategic Growth 1, Ltd., to whom Westminster Securities Corporation may owe a fee for certain introductory services, they know of no third party who rendered any service in connection with the introduction of the Company to the Co-Placement Agents and who is making a claim against anyone for a "finder's fee" or similar type of fee in connection with the Offering, except as set forth in the Engagement Letter. Each party hereby indemnifies the other against any claims by any person known to it and not known to the other parties hereto, who shall claim to have rendered services in connection with the introduction of the Company to the Co-Placement Agents or to have such a claim and who shall make a claim for a fee in connection therewith.

         SECTION 10. CO-PLACEMENT AGENTS' REPRESENTATIONS AND WARRANTIES. Each of the Co-Placement Agents, jointly and severally, represent and warrant to and agree with the Company that:

         (a) Each of the Co-Placement Agents is registered as a broker and a dealer with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD").

         (b) Neither of the Co-Placement Agents will effect sales of the Units in any jurisdiction unless it or its representative is duly licensed to effect sales in such jurisdiction and the offer and sale of the Units are registered or exempt from registration in such jurisdiction.

         (c) Each of the Co-Placement Agents has duly authorized this Agreement and this Agreement is the valid, binding and enforceable obligation of the Co-Placement Agents.

         SECTION 11. NOTICE. Except as otherwise expressly provided in this Agreement, (a) whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be given in writing, addressed to the Company at the address set forth in the Investment Documents, with a copy to Bryan Cave LLP, 2020 Main Street, Suite 600, Irvine, California 92614,
Attention: Randolf W. Katz, Esq. and (b) whenever notice is required by the provisions of this Agreement to be given to the Co-Placement Agents, such notice shall be in writing addressed to the Co-Placement Agents at the addresses set forth above, with a copy, for Westminster Securities Corporation, to Feldman Weinstein LLP, 420 Lexington Avenue, Suite 2620, New York, NY 10170, Attention: Joseph Smith, Esq., and for Rodman & Renshaw, LLC, Black & Associates, 350 Fifth Avenue, Suite 6710, New York, NY 10118, Attention: Louis E. Black, Esq.

         SECTION 12.  MISCELLANEOUS.

         (a) This Agreement is made solely for the benefit of the Co-Placement Agents, the Company and any controlling person referred to in Section 15 of the Securities Act, and their respective successors and authorized assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchaser, as such, of any of the Units. Any attempt by any party to assign any rights, duties, or obligations which may arise under this Agreement without the prior written consent of the other parties shall be void; however, any such consent shall not be unreasonably withheld, delayed, or denied.

         (b) The headings in this Agreement are for reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

         (c) This Agreement relates solely to the Offering. The Engagement Letter shall continue to remain in full force and effect, as supplemented herein, and shall survive any termination of this Agreement.

         (d) The provisions of this Agreement shall be deemed severable, so that if any part, section or provision hereof shall be declared unlawful or unenforceable, the remaining parts, sections or provisions hereof shall not be affected thereby and shall remain in full force and effect.

         (e) This Agreement shall be deemed to have been drafted jointly by the parties hereto.

         (f) Each of the Co-Placement Agents shall have the right to associate itself with such other members of the NASD and/or foreign investment firms duly licensed, if required, in their respective locales offering the Units only offshore to the United States as additional agents as each of the Co-Placement Agents may elect, in their sole discretion. Such additional agents may become selected dealers subject to this Agreement in the sole discretion of either of the Co-Placement Agents by signing a Selected Dealer Agreement in form satisfactory to such Co-Placement Agent. Each Co-Placement Agent shall have the right to share any compensation due to such Co-Placement Agent hereunder, with such additional agents and in such amounts as such Co-Placement Agent deems fit, in its sole judgment. In addition, such additional agents shall be afforded the same indemnification by the Company as offered to the Co-Placement Agents hereunder.

         (g) The validity, interpretation and construction of this Agreement, and of each part hereof, will be governed by the local laws of the State of New York, without giving effect to its conflict of law principles or rules. In the event of a dispute, the parties hereto agree to be bound by the arbitration procedures of the American Arbitration Association, and that such arbitration shall take place in the New York City metropolitan area. In actions not involving collection by the Co-Placement Agents of compensation and/or reimbursement expenses, the prevailing party shall be reimbursed by the nonprevailing party for all reasonable attorney's fees and costs (including all arbitration costs) incurred by the prevailing party in resolving such dispute. In any action in which Co-Placement Agents seeks compensation and/or reimbursement of expenses, the Company shall reimburse Co-Placement Agents for all costs associated with such action (including but not limited to reasonable attorney fees) as and when the Co-Placement Agents provides the Company with invoices for such costs and expenses.

         (h) This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together will constitute one and the same instrument.

         (i) Westminster shall not be obligated to provide advice or perform services to the Company that are not specifically addressed in this Agreement and/or the Engagement Letter. The obligations of Westminster described in this Agreement and the Engagement Letter consist solely of best efforts services to the Company. In no event shall Westminster be required or permitted without express authorization by this Agreement to make decisions for the Company or to provide legal or accounting services. All final decisions with respect to acts of the Company or its affiliates, whether or not made pursuant to or in reliance upon information or advice furnished by Westminster hereunder, shall be those of the Company or such affiliates, and Westminster shall under no circumstances be liable for any expense incurred or loss suffered by the Company as a consequence of such decisions.

         (j) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and authorized assigns. Any attempt by either party to assign any rights, duties, or obligations which may arise under this Agreement without the prior written consent of the other party shall be void.

         (k) This Agreement and the Engagement Letter contain the entire agreement between the parties with respect to the subject matter hereof, and neither party is relying on any agreement, representation, warranty, or other understanding not expressly stated herein.

         (l) The parties acknowledge that certain provisions of this Agreement must survive any termination or expiration thereof in order to be fair and equitable to the party to whom any promise or duty to perform is owed under such provision prior to such termination or expiration of the Agreement. Therefore, the parties agree that the provisions of Sections 1, 2, 3, 4, 5, 7, 8(c), 9, 10, 11, and 12 shall survive the termination or expiration of this Agreement for the period required to meet and satisfy any obligations and promises arising therein and thereunder

         Please confirm that the foregoing correctly sets forth the Agreement between the Co-Placement Agents and the Company.

                  ASTRATA GROUP INCORPORATED


                  By:
                     -----------------------------------------------------------
                     Martin Euler, Chief Financial Officer


         We hereby confirm as of the date hereof that the above letter sets forth the agreement between the Company and us.

                  WESTMINSTER SECURITIES CORPORATION


                  By:
                     -----------------------------------------------------------
                     John P. O'Shea, President

                  RODMAN & RENSHAW, LLC


                  By:
                     -----------------------------------------------------------
                     Thomas G. Pinou, Chief Financial Officer

                                                                       EXHIBIT A

                              FORM OF LEGAL OPINION

   FORM OF LEGAL OPINION SATISFACTORY TO CO-PLACEMENT AGENTS AND CO-PLACEMENT
    AGENTS' COUNSEL WILL BE PROVIDED BY COMPANY PRIOR TO THE FIRST CLOSING.

                                                                       EXHIBIT B

                          FORM OF OFFICER'S CERTIFICATE

[Date]

Westminster Securities Corporation
100 Wall Street, 7th Floor
New York, NY  10005

Rodman & Renshaw, LLC
330 Madison Avenue, 27th Floor
New York, NY  10017

Ladies and Gentlemen:

We, the Chief Executive Officer and Chief Financial Officer of Astrata Group Incorporated (the "Company"), in connection with the execution and delivery by the Company of each Subscription Agreement (the "Subscription Agreements"), by and among the Company and the investors identified on each signature page thereto (the "Investors") as of the date above ("Closing"), do hereby certify as follows (Capitalized terms not otherwise defined herein are defined as set forth in the Subscription Agreements.):

              (i) The representations and warranties of the Company in each Subscription Agreement are true and correct in all material respects at and as of the Closing and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing.

              (ii) The Investment Documents and any amendments and supplements thereto, and all statements contained therein, are true and correct, and neither the Investment Documents nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein in light of the circumstances in which they were made or necessary to make the statements therein not misleading, and since the Commencement Date, there has occurred no event required to be set forth in an amended or supplemented Investment Documents which has not been so set forth.

                  Very truly yours,


                  ---------------------------        ---------------------------
                  Anthony J. Harrison                Martin Euler
                  Chief Executive Officer            Chief Financial Officer